UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 4, 2005
Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)
(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of KPMG LLP
Consent of KPMG LLP
Consent of Netherland, Sewell & Associates, Inc.
Pro Forma Reserve, Operating and Capital Expenditure Information
Statements of Revenues and Direct Operating Expenses
Statements of Revenues and Direct Operating Expenses
Unaudited Pro Forma Financial Statements

The undersigned registrant hereby amends Items 2.01 and 9.01 of, and adds Item 8.01 to, the registrant’s Current Report on Form 8-K, dated August 4, 2005, to read in their entirety as set forth below.
Item 2.01. Completion of Acquisition or Disposition of Assets.
                 On August 4, 2005, Whiting Oil and Gas Corporation (“Whiting Oil and Gas”), a wholly-owned subsidiary of Whiting Petroleum Corporation (the “Company”), completed its purchase of the operated interest contained in producing oil and gas fields located in the Postle field in Texas County, Oklahoma (the “Postle Properties”) pursuant to a Purchase and Sale Agreement, dated effective as of July 1, 2005 (the “Purchase Agreement”), with Celero Energy, LP (the “Seller”) for a purchase price of $343 million in cash. The purchase was funded by borrowings under Whiting Oil and Gas’ Credit Agreement.
                 A copy of the Purchase Agreement is filed as Exhibit 2 to this report and is incorporated by reference herein. The foregoing description of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to such exhibit.
                 Whiting Oil and Gas has also agreed to purchase from the Seller the operated interest contained in the producing oil and gas fields located in the North Ward Estes field in the Permian Basin of West Texas (“North Ward Estes and Ancillary Properties”) pursuant to a separate Purchase and Sale Agreement, dated effective as of July 1, 2005. The closing for the North Ward Estes and Ancillary Properties is expected to occur on October 4, 2005, subject to standard conditions to closing. At the October closing, Whiting Oil and Gas will pay the Seller $442 million in cash and the Company will issue to the Seller 441,500 shares of the Company’s common stock previously registered with the Securities and Exchange Commission pursuant to an effective acquisition shelf registration statement. The Company cannot provide any assurance that the North Ward Estes and Ancillary Properties acquisition will be consummated.
Item 8.01 Other Events
                 Certain pro forma reserve, operating and capital expenditure information for the Company that gives effect to the Postle Properties acquisition and the North Ward Estes and Ancillary Properties acquisition is included as Exhibit 99.1 hereto and incorporated herein by reference.
                 The following financial statements of the North Ward Estes and Ancillary Properties are included as Exhibit 99.2 hereto and incorporated herein by reference:
1.	Independent Auditor’s Report

2.	Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2005, Year Ended December 31, 2004 and Three Months Ended December 31, 2003

3.	Notes to Statements of Revenues and Direct Operating Expenses
Item 9.01. Financial Statements and Exhibits.
                 (a) Financial Statements of Businesses Acquired. The following financial statements of the Postle Properties are included as Exhibit 99.3 hereto and incorporated herein by reference:
1.	Independent Auditor’s Report

2.	Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2005 and Each of the Years in the Three Year Period Ended December 31, 2004

3.	Notes to Statements of Revenues and Direct Operating Expenses
                 (b) Pro Forma Financial Information. The following pro forma financial information of the Company giving effect to the Postle Properties acquisition and certain other transactions described in such pro forma financial information is included as Exhibit 99.4 hereto and incorporated herein by reference:
1.	Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2005

2.	Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2005

3.	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2004

4.	Notes to the Unaudited Pro Forma Financial Statements
(c)	Exhibits:

(2)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)].

(4.1)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent [Incorporated by reference to Exhibit 4 of Petroleum Corporation’s Current Report on Form 8-K dated September 23, 2004 (File No. 001-31899)].

(4.2)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated April 11, 2005 (File No. 001-31899)].

(4.3)	Second Amendment to Second Amended and Restated Credit Agreement, effective as of July 25, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4 to Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-31899)].

(23.1)	Consent of KPMG LLP.

(23.2)	Consent of KPMG LLP.

(23.3)	Consent of Netherland, Sewell & Associates, Inc.

(99.1)	Pro Forma Reserve, Operating and Capital Expenditure Information.

(99.2)	Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties.

(99.3)	Statements of Revenues and Direct Operating Expenses of Postle Properties.

(99.4)	Unaudited Pro Forma Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: September 19, 2005	By	/s/James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K/A
EXHIBIT INDEX

Exhibit
Number	Description

(2)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)].

(4.1)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent [Incorporated by reference to Exhibit 4 of Petroleum Corporation’s Current Report on Form 8-K dated September 23, 2004 (File No. 001-31899)].

(4.2)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated April 11, 2005 (File No. 001-31899)].

(4.3)	Second Amendment to Second Amended and Restated Credit Agreement, effective as of July 25, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4 to Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-31899)].

(23.1)	Consent of KPMG LLP.

(23.2)	Consent of KPMG LLP.

(23.3)	Consent of Netherland, Sewell & Associates, Inc.

(99.1)	Pro Forma Reserve, Operating and Capital Expenditure Information.

(99.2)	Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties.

(99.3)	Statements of Revenues and Direct Operating Expenses of Postle Properties.

(99.4)	Unaudited Pro Forma Financial Statements.